Exhibit (s)(ii)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Brian Doyle-Wenger and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, or any amendments thereto, and any other filings of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Jorge A. Bermudez
Jorge A. Bermudez

Dated: July 24, 2025

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Brian Doyle-Wenger and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, or any amendments thereto, and any other filings of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Alexander Chaloff
Alexander Chaloff

Dated: July 24, 2025

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Brian Doyle-Wenger and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, or any amendments thereto, and any other filings of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ R. Jay Gerken
R. Jay Gerken

Dated: July 24, 2025

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Brian Doyle-Wenger and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, or any amendments thereto, and any other filings of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confmning all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Jeffrey R. Holland
Jeffrey R. Holland

Dated: July 24, 2025

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Brian Doyle-Wenger and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, or any amendments thereto, and any other filings of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Jeanette W. Loeb
Jeanette W. Loeb

Dated: July 24, 2025

POWER OF ATIORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Brian Doyle-Wenger and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, or any amendments thereto, and any other filings of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Carol C. McMullen
Carol C. McMullen

Dated: July 24, 2025

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Brian Doyle-Wenger and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, or any amendments thereto, and any other filings of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Garry L. Moody
Garry L. Moody

Dated: July 24, 2025

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Brian Doyle-Wenger and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, or any amendments thereto, and any other filings of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Emilie D. Wrapp
Emilie D. Wrapp

Dated: July 24, 2025